EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C SECTION 1350)

In connection with the Quarterly Report of Daulton Capital Corp. (the “Company”) on Form 10-Q for the period ending October 31, 2010 as filed with the Securities and Exchange Commission (the “Report”), Terry Fields, the Principal Executive and Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

Date: December 14, 2010	/s/ Terry Fields
Terry Fields, Principal Executive and Principal Financial Officer